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EXHIBIT 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United Stated Code), each of the undersigned officers of TOP Group Holdings, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB/A-3 for the period ended March 31, 2003 (the "Form 10-QSBA") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB/A-3 fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   August 7, 2003                     /s/ Yang Hengming
                                            ---------------------------------
                                            Yang Hengming, President


Dated:   August 7, 2003                     /s/ Lu Anli
                                            ---------------------------------
                                            Lu Anli, Secretary and Treasurer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.



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